UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2005

SEROLOGICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA		30092
(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2005, the stockholders of Serologicals Corporation (the “Registrant”) approved the Serologicals Corporation 2005 Incentive Plan (the “Plan”), as reported on a Form 8-K filed on May 17, 2005.  Effective on June 6, 2005, the Registrant amended and restated the Plan to clarify certain of the terms and conditions of the awards that may be granted under the Plan and limitations on the acceleration and vesting of awards granted under the Plan.  A copy of the Plan, as amended and restated, is attached hereto as Exhibit 99.1.

The amendments to the Plan include the following:  (i) the number of shares subject to awards granted pursuant to the Plan in any fiscal year will not exceed the sum of (x) 2.5% of the number of shares of the Registrant’s common stock outstanding in such fiscal year and (y) the number of shares represented by awards that expire or are terminated or forfeited during such fiscal year; (ii) the term of all options, performance share units, stock appreciation rights and other stock-based awards granted under the Plan will not exceed seven years; (iii) the performance cycle for any award that vests upon the achievement of performance goals will not be less than one year; (iv) the vesting period for any award of restricted stock, restricted stock units or other stock-based awards that vests upon the passage of time (other than awards issued to the Registrant’s non-employee directors) will not be less than three years; and (v) certain limits apply to the Registrant’s ability to accelerate the vesting of awards issued pursuant to the Plan.

Section 8 – Other Events

Item 8.01 Other Events

On June 10, 2005, the Registrant’s Board of Directors authorized a stock repurchase program to repurchase up to 2.0 million shares of the Registrant’s common stock over the next three years ending in June 2008.  The program is intended to be implemented through purchases made from time to time in the open market or through private transactions in accordance with applicable securities laws.  The timing, pricing and size of purchases will depend on market conditions, prevailing stock prices and other considerations.  The Registrant issued a press release on June 10, 2005 announcing the stock repurchase program, a copy of which is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

Exhibit	Description
99.1	Serologicals Corporation Amended and Restated 2005 Incentive Plan
99.2	Press Release issued on June 10, 2005 with respect to stock repurchase program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION

By:	/s/ HAROLD W. INGALLS
Name:	Harold W. Ingalls
Title:	Vice President of Finance and Chief Financial Officer

Date: June 10, 2005

EXHIBIT INDEX

Number	Description

99.1	Serologicals Corporation Amended and Restated 2005 Incentive Plan
99.2	Press Release issued on June 10, 2005 with respect to stock repurchase program